SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                   Form 8-K/A

                                 Amendment No. 1

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2001


                           Netsmart Technologies, Inc.
             (Exact name of Registrant as Specified in its Charter)

        Delaware                       0-21177                  13-3680154
     (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation              File No.)             identification No.)


                    146 Nassau Avenue, Islip, New York 11751
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (516) 968-2000.

Item 2.  Acquisition or Disposition of Assets.

On May 10, 2001, as previously reported, Netsmart Technologies, Inc. ("Netsmart") acquired the intellectual property, customer contracts and certain other assets of Advanced Institutional Management Systems ("AIMS"), pursuant to an asset purchase agreement dated April 27, 2001, among us, Creative Socio-Medics Corp., our wholly-owned subsidiary, AIMS and Morris Moliver, the chief executive officer and principal stockholder of AIMS. This amendment is being filed to provide AIMS' financial statements and pro forma financial information.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)    Financial Statements of AIMS.

       Balance sheet at September 30, 2000 and 1999 and March 31, 2001 (unaudited). Statements of operations for the fiscal years ended September 30, 2000 and 1999 and the six months ended March 31, 2001 and 2000 (unaudited) Statements of cash flows for the fiscal years ended September 30, 2000 and 1999 and the six months ended March 31, 2001 Notes to financial statements

(b)    Pro Forma Financial Information.

       Unaudited pro forma condensed balance sheet at March 31, 2001
       Unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2001 Unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2000

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

       The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of the intellectual property, customer contracts, and certain other assets of AIMS by Netsmart, which occurred on May 10, 2001. The acquisition was accounted for under the purchase method of accounting in accordance with APB Opinion No.16.

       The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the acquisition as if it occurred on March 31, 2001. The unaudited pro forma condensed consolidated statements of operations reflect the results of operations of Netsmart and AIMS for the three months ended March 31, 2001 and, for the year ended December 31, 2000, the results of operations of Netsmart for the year ended December 31, 2000 and the results of operations of AIMS for the year ended September 30, 2000 as if the acquisition occurred on January 1, 2001 and January 1, 2000, respectively.

       The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition occurred during the specified periods. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the financial statements, and are reflected in the accompanying notes. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of Netsmart included in its Form 10-K for the year ended December 31, 2000 and its Form 10-Q for the three months ended March 31, 2001, which are on file with the SEC, and the audited financial statements of AIMS included in this filing.


                   NETSMART TECHNOLOGIES INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                                 (In thousands)

                                                 Historical   Historical             Pro Forma    Adjusted
                                                  Netsmart       AIMS               Adjustments   Pro forma
                                                 ----------   ----------            -----------   ---------
       ASSETS

       Current Assets
         Cash and cash equivalents              $  1,687      $     -           (A1)  $  (585)      $   1,102
         Accounts Receivable, net                  4,563           151          (A2)     (151)          4,563
         Unbilled accounts receivable              4,404             1          (A2)       (1)          4,404
         Prepaid expenses and other
           current assets                            672            67          (A2)      (67)            672
                                                  ------       -------                 ------        --------
             Total current assets                 11,326           219                   (804)         10,741

         Fixed assets, net                           535            56          (A2)      (56)            535
         Software development costs, net             742            75    (A2), (A3)       92             909
         Customer lists, net                       1,982            -     (A2), (A4)      989           2,971
         Other assets                                 84            12          (A2)      (12)             84
                                                  ------       -------                 ------        --------
             Total assets                       $ 14,669      $    362                $   209       $  15,240
                                                  ======       =======                 ======        ========

       LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

       Current liabilities:
         Bank overdraft                         $     -       $     32          (A2)  $   (32)      $      -
         Current portion of long term debt            37           141          (A2)     (141)             37
         Accounts payable                            927           351          (A2)     (351)            927
         Accrued expenses                            982           331          (A2)     (331)            982
         Loans and exchanges                          -          1,965          (A2)   (1,965)             -
         Deferred revenue                          3,316           264     (A2, (A5)      (69)          3,511
                                                  ------       -------                 ------        --------
             Total current liabilities             5,262         3,084                 (2,889)          5,457

       Long term debt                                 31         1,065          (A2)   (1,065)             31
       Due to related parties                         -            650          (A2)     (650)             -
                                                  ------       -------                 ------        --------

       Total Liabilities                           5,293         4,799                 (4,604)          5,488
                                                  ------       -------                 ------        --------

       Stockholders' equity (deficit)
         Common stock                                 35            26    (A2), (A6)      (24)             37
         Treasury stock, at cost                    (300)                                                (300)
         Paid in capital                          20,463         1,950    (A2), (A7)   (1,576)         20,837
         Accumulated deficit                     (10,822)       (6,413)         (A2)    6,413         (10,822)
                                                  ------       -------                  -----          ------
             Total stockholders' equity
                 (deficit)                         9,376        (4,437)                 4,813           9,752
                                                  ------       -------                  -----          ------

       Total liabilities and
         Stockholders equity                    $ 14,669      $    362                $   209        $ 15,240
                                                  ======       =======                  =====         =======


                  See accompanying notes to unaudited pro forma
                   Condensed consolidated financial statements



                   NETSMART TECHNOLOGIES INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 2000 (In
                       thousands except per share details)

                                                     Historical    Historical              Pro Forma     Adjusted
                                                      Netsmart        AIMS                Adjustments   Pro Forma
                                                     ----------    ----------             -----------   ---------

       Revenue                                       $   20,171      $  1,874                           $  22,045
       Cost of sales                                     11,955         1,617       (B1)  $    (475)       13,097
                                                      ---------       -------              --------      --------
         Gross profit                                     8,216           257                   475         8,948

       Operating expenses:
         Selling, general and administrative              4,533         1,388       (B2)       (882)        5,039
         Cost of warrants                                   181            -                     -            181
         Research and development                         1,361            -                     -          1,361
                                                      ---------       -------              --------      --------
             Total operating expenses                     6,075         1,388                  (882)        6,581

       Income (loss) from operations                      2,141        (1,131)                1,357         2,367

       Other (income) expenses
         Interest (income) expense                          161           210       (B3)       (210)          161
                                                      ---------       -------              --------      --------

       Income (loss) from continuing
            Operations before taxes                       1,980       (1,341)                 1,567         2,206

       Provision for income taxes                          (337)          24        (B4)        (24)         (337)
                                                      ---------       ------               --------      --------

       Net income from continuing operations              2,317       (1,365)                 1,591         2,543

       Income from discontinued operations                   70           -                      -             70
                                                      ---------       ------               --------      --------

       Net income                                    $    2,387      $(1,365)             $   1,591     $   2,613
                                                      =========       ======               ========      ========

       Earnings per share of common stock:
         Basic
            Income from continuing operations           $   .69                                            $  .72
            Income from discontinued operations             .02                                               .02
                                                         ------                                             -----
            Net income                                  $   .71                                            $  .74
                                                         ======                                             =====

         Weighted average number of common
         shares outstanding                           3,367,005                     (B5)    180,000     3,547,005
                                                      =========                             =======     =========

         Diluted
         Income from continuing operations              $   .61                                            $  .64
            Income from discontinued operations             .02                                               .02
                                                         ------                                             -----
            Net income                                  $   .63                                            $  .66
                                                         ======                                             =====

         Weighted average number of common
         shares outstanding                           3,770,992                     (B5)    180,000     3,950,992
                                                      =========                             =======     =========


                  See accompanying notes to unaudited pro forma
                   Condensed consolidated financial statements




                   NETSMART TECHNOLOGIES INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE THREE MONTHS ENDED MARCH 31, 2001 (In
                       thousands except per share details)

                                                     Historical    Historical              Pro Forma     Adjusted
                                                      Netsmart        AIMS                Adjustments   Pro forma
                                                     ----------    ----------             -----------   ---------

       Revenue                                        $    4,575     $  342                       -     $    4,917
       Cost of sales                                       3,093        317         (B1)        (106)        3,304
                                                       ---------      -----                 --------      --------
         Gross profit                                      1,482         25                      106         1,613

       Operating expenses:
         Selling, general and administrative               1,104        211         (B2)         (89)        1,226
         Research and development                            285         -                        -            285
                                                       ---------      -----                 --------      --------
             Total operating expenses                      1,389        211                      (89)        1,511

       Income (loss) from operations                          93       (186)                     195           102

       Other (income) expenses
         Interest (income) expense                            23         18         (B3)         (18)           23
                                                       ---------      -----                 --------      --------

       Income (loss) from continuing
            Operations before taxes                          70         204                      213            79

       Provision for income taxes                             5          -                         1             6
                                                       --------       -----                 --------      --------

       Net income                                     $      65      $ (204)               $     212    $       73
                                                       ========       =====                 ========      ========


       Earnings per share of common stock:
         Basic
            Net income                                 $   .02                                             $   .02
                                                        ======                                              ======
         Weighted average number of common
         shares outstanding                          3,499,126                      (B5)     180,000     3,679,126
                                                     =========                               =======     =========

         Diluted
            Net income                                 $   .02                                             $   .02
                                                        ======                                              ======
         Weighted average number of common
         shares outstanding                          3,798,553                     (B5)      180,000     3,978,553
                                                     =========                               =======     =========


                  See accompanying notes to unaudited pro forma
                   Condensed consolidated financial statements


                   NETSMART TECHNOLOGIES INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

1.      BASIS OF PRESENTATION

        Pursuant to the asset purchase agreement dated April 27, 2001, Netsmart Technologies Inc. ("Netsmart") acquired the rights to the Correctional and Public Health Systems and customer base of Advanced Institutional Management, Inc. ("AIMS"). The purchase price consisted of 180,000 shares of Netsmart common stock, of which 18,000 shares are held in escrow, and $500,000 cash. The market value of the stock issued at the date of the asset purchase agreement was $376,200. The purchase has been accounted for under the purchase method of accounting in accordance with APB Opinion No.16 by which the acquiring company records at its cost the acquired assets less liabilities assumed.

        AIMS fiscal year end is September 30. For pro forma income statement purposes, the AIMS year end of September 30, 2000 was consolidated with the Netsmart fiscal year end December 31, 2000.

        As of the date of the agreement, AIMS had collected revenue from clients in advance of performance of work contracted for. Netsmart has assumed the obligation to perform on these contracts and has chosen to make a purchase price adjustment of $194,986 which is the value of the liability assumed on these contracts. This amount is referred to as "assumed contract obligations" below.

2.      PRO FORMA ADJUSTMENTS

        Netsmart only acquired intellectual property rights, including customer lists, and certain contract rights, none of which has a value on AIMS' balance sheet. Netsmart did not purchase any of the assets on the AIMS balance sheet nor did it assume any of the AIMS balance sheet liabilities, although it did assume certain contract obligations as discussed in Note 1. As a result, all AIMS' assets and liabilities have been eliminated and the only resulting effect on the consolidated balance sheet of Netsmart is the allocation of the purchase price, related acquisition costs, and the purchase price adjustment for assumed contract obligations. These amounts were as follows:

        Cash paid                               $ 500,000
        Market value of stock issued              376,200
        Legal fees and other costs                 84,714
        Assumed contract obligations              194,986
                                                 --------
        Total acquisition cost                $ 1,155,900
                                              ===========

        The total cost of acquisition was allocated as follows:

        Customer lists                 $  988,900 (to be amortized over 7 years)
        Software purchased                167,000 (to be amortized over 3 years)
                                         --------
        Total acquisition allocation   $1,155,900

        Pro forma adjustments were made to the statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000 to reflect synergies that resulted from the acquisition. There were numerous redundancies, particularly in costs related to personnel and office expenses. Adjustments have been made to selling, general and administrative expenses to reflect the amortization of the acquisition costs, which were $ 49,235 for the three months ended March 31, 2001 and $ 196,938 for the year ended December 31, 2000.

        The following are the notes explaining pro forma adjustments to the unaudited condensed consolidated balance sheet as of March 31, 2001:

        (A1) The adjustment to cash represents the cash paid related to the purchase price of AIMS ($500k)and the legal fees and other costs paid ($85k) related to the acquisition.

        (A2) Netsmart did not purchase any of the assets on the AIMS balance sheet nor did it assume any of the AIMS balance sheet liabilities. The entire balance sheet of AIMS has been eliminated to reflect this.

        (A3) The amount of the acquisition cost allocated to software was $167k.

        (A4) The amount of the acquisition cost allocated to customer lists was $989k.

        (A5) As of the date of the agreement, Netsmart has chosen to make a purchase price adjustment of $195k which is the value of the liability for performance of work assumed on contracts that were paid to AIMS prior to the acquisition.

        (A6) The par value of common stock issued is approximately $2k (180,000 shares at $0.01 per share).

        (A7) The additional paid in capital related to the issuance of stock is approximately $374k.

        The following are the notes explaining pro forma adjustments to the unaudited condensed consolidated income statement for the year ended December 31, 2000 and the three months ended March 31, 2001.:

        (B1) The adjustment decreasing cost of sales is a direct result of technical staff reductions due to redundancies.

        (B2) The adjustment decreasing selling, general and administrative expenses by is a result of elimination of redundancies, mainly in the marketing area.

        (B3) The adjustment eliminating AIMS interest expense is a result of the ability of Netsmart to carry the AIMS acquisition and not incur any debt related to the acquisition. Netsmart did not assume any of the debt of AIMS.

        (B4) The elimination of the AIMS tax provision is due to the existing Netsmart net operating loss carry forward that will offset, on a consolidated basis, any tax provision formerly required by AIMS.

        (B5) The pro forma adjustment to the number of common shares outstanding is a direct result of the 180,000 shares issued as part of the price of the acquisition of AIMS.


3.      PRO FORMA EARNINGS PER SHARE

        The pro forma condensed consolidated net income per common share of stock, basic and diluted, is based upon the pro forma consolidated net income and divided by the weighted average number of common shares of Netsmart adjusted for the 180,000 shares issued as part of the purchase price of AIMS.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Netsmart Technologies, Inc.

/s/James L. Conway            President, Chief Executive          July 23, 2001
------------------            Officer and Director (Principal
James L. Conway               Executive Officer)




/s/Anthony F. Grisanti        Chief Financial Officer             July 23, 2001
----------------------        (Principal Financial and
Anthony F. Grisanti           Accounting Officer)

                ADVANCED INSTITUTIONAL MANAGEMENT SOFTWARE, INC.

                          INDEPENDENT AUDITORS' REPORT


Advanced Institutional Management Software, Inc.
c/o Alan Ederer, Esquire600 Old Country Road - Suite 500
Garden City, NY 11530

                          Independent Auditors' Report

To the Shareholders of
        Advanced Institutional Management Software, Inc.:
We have audited the accompanying balance sheets of Advanced Institutional Management Software, Inc. as of September 30, 2000 and September 30, 1999, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and other such auditing procedures as we considered necessary in the circumstances.

In our opinion, the financial statements referred to above present fairly the financial position of Advanced Institutional Management Software, Inc. at September 30, 2000 and September 30, 1999 and the results of operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

Sincerely,

Ronnie Millman Zolin
Certified Public Accountant




                 ADVANCED INSTITUTIONAL MANAGEMENT SOFTWARE INC.
                                  BALANCE SHEET
   AS AT MARCH 31, 2001 (UNAUDITED) AND SEPTEMBER 30, 2000 AND 1999 (AUDITED)

ASSETS                                         March 31                   September 30,
                                                 2001                     -------------
                                               --------               2000            1999
                                                                      ----            ----

CURRENT ASSETS
  Cash and Equivalent                        $        -             $        -     $   159,564
  Accounts Receivable                            170,275                377,666        448,896
  Allowance for Doubtful Accounts                (19,016)               (36,446)       (41,804)
  Prepaid Expenses                                67,339                  4,210         23,343
  Loans and Exchanges                                 -                      -           5,529
                                              ----------             ----------     ----------
     TOTAL CURRENT ASSETS                        218,598                345,430        595,528
                                              ----------             ----------     ----------

PROPERTY & EQUIPMENT
  Property & Equipment                         2,975,849              2,975,849      2,975,849
     Less:  Accumulated Depreciation           2,844,356              2,848,964      2,820,169
                                              ----------             ----------     ----------
    TOTAL PROPERTY & EQUIPMENT                   131,493                126,885        155,680

OTHER ASSETS
  Security Deposits                               12,523                 12,523         12,523
                                              ----------             ----------     ----------
TOTAL ASSETS                                 $   362,614            $   484,838    $   763,731
                                              ==========             ==========     ==========

LIABILITIES
CURRENT LIABILITIES
  Cash Overdraft                             $    32,495            $    23,795    $        -
  Accounts Payable                               350.664                315,586        270,505
  Accrued Expenses & Taxes Payable               330,454                349,985        439,059
  Loan Payable - Key Bank                      1,206,239              1,206,239      1,206,239
  Deferred Income                                264,194                270,494        267,823
                                              ----------             ----------     ----------

    TOTAL CURRENT LIABILITIES                  2,184,046              2,166,099      2,183,626

LONG-TERM LIABILITIES
  Due Shareholder                                649,337                649,337        649,632
  Loans Payable - Related Parties              1,965,420              1,573,068        468,898
                                              ----------             ----------     ----------
     TOTAL LONG-TERM LIABILITIES               2,614,757              2,222,405      1,118,530
                                              ----------             ----------     ----------

TOTAL LIABILITIES                              4,798,803              4,388,504      3,302,156
                                              ----------             ----------     ----------

SHAREHOLDERS EQUITY

Common Stock                                      25,939                 25,939         25,939
Additional Paid in Capital                     1,950,477              1,950,477      1,950,477
Retained Earnings
  Opening Balance Beginning of Period         (5,880,082)            (4,514,841)    (4,527,708)
  Net Loss for Period                           (532,523)            (1,365,241         12,867
                                              ----------             ----------     ----------
  Closing Balance End of Period               (6,412,605)            (5,880,082)    (4,514,841)
                                              ----------             ----------     ----------

TOTAL SHAREHOLDERS' EQUITY (Deficit)          (4,436,189)            (3,903,666)    (2,538,425)
                                              ----------             ----------     ----------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     $   362,614            $   484,838    $   763,731
                                              ==========             ==========     ==========



                 ADVANCED INSTITUTIONAL MANAGEMENT SOFTWARE INC.
                          COMPARATIVE INCOME STATEMENTS
          FOR THE SIX MONTHS ENDED MARCH 31, 2001 AND 2000 (UNAUDITED)
  AND THE FISCAL YEARS ENDED SEPTEMBER 30, 2000 & SEPTEMBER 30, 1999 (AUDITED)

                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                       MARCH 31,                     SEPTEMBER 30,
                                                   ----------------                  -------------
                                                  2001           2000             2000           1999
                                                  ----           ----             ----           ----

SALES                                            $  689,248   $  905,740        $ 1,874,485     $ 3,046,857

COST OF SALES
  Direct Costs                                       67,818       93,203            234,928         358,705
  Direct Labor & Benefits                           624,825      669,194          1,382,313       1,231,983
                                                  ---------    ---------         ----------      ----------

     TOTAL COST OF SALES                            692,643      762,397          1,617,241       1,590,688
                                                  ---------    ---------         ----------      ----------

GROSS PROFIT                                         (3,393)     143,343            257,244       1,456,169

GENERAL & ADMINISTRATIVE EXPENSES
  Salaries - Administrative                         159,264      187,266            360,470         327,937
           - Selling                                163,228      165,208            348,260         281,985

  Payroll Taxes & Benefits                           50,109       55,512             99,871         152,322
  Bad Debt Expense                                       -        74,432             48,625          84,882
  Depreciation & Amortization                            -        62,237             28,795          42,550
  Selling Expenses                                   11,448       36,764             83,281         140,548
  General Expenses                                  124,374      231,842            419,109         365,325
                                                  ---------    ---------         ----------      ----------


TOTAL GENERAL & ADMINISTRATIVE
     EXPENSES                                       508,423      813,261          1,388,411       1,395,549
                                                  ---------    ---------         ----------      ----------

NET OPERATING PROFIT(LOSS)                         (511,816)    (669,918)        (1,131,167)         60,620

  Other Income                                                                           63             100
  Other Expenses - Interest                         (20,327)     (32,166)          (210,285)        (38,927)
                 - Taxes                              ( 380)      (1,091)           (23,852)         (8,926)
                                                  ---------    ---------         ----------      ----------

NET PROFIT/LOSS FOR THE FISCAL YEARS
  ENDED SEPTEMBER 30, 2000 & 1999                $ (532,523)  $ (703,175)       $(1,365,241)    $    12,867
                                                  =========    =========         ==========      ==========


                 ADVANCED INSTITUTIONAL MANAGEMENT SOFTWARE INC.
                             STATEMENT OF CASH FLOWS
             FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED) AND
           THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 AND 1999 (AUDITED)

                                                                     SIX MONTHS ENDED               YEAR ENDED
                                                                         MARCH 31                  SEPTEMBER 30,
                                                                     ----------------              -------------
CASH FLOWS FROM OPERATING ACTIVITIES                               2001            2000        2000            1999
                                                                   ----            ----        ----            ----

  Net (Loss) Profit                                               $(532,523)    $(703,175)   $(1,365,241)   $  12,867
                                                                    -------       -------      ---------     --------
  Adjustments to Reconcile Net Income to
    Net Cash Used in Operating Activities:
      Depreciation & Amortization                                        -         62,237         28,795       42,550
      Net Decrease in Receivables & Prepaid Expenses                126,832       163,981         90,534      363,416
      Net (Decrease) Increase in Payables & Accrued Expenses         15,547         1,491        (43,993)    (106,588)
      Increase (Decrease) in Deferred Income                         (6,300)      (29,983)         2,671     (154,112)
                                                                    -------       -------      ---------     --------
  Total Adjustments                                                 136,079       197,726         78,007      145,266
                                                                    -------       -------      ---------     --------


    NET CASH (USED IN) PROVIDED
      BY OPERATING ACTIVITIES                                      (396,444)     (505,449)    (1,287,234)     158,133
                                                                    -------       -------      ---------     --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of Equipment                                              (4,608)      (38,050)            -        (3,884)
  Purchase of Software                                                   -             -              -       (90,000)
                                                                    -------       -------      ---------     --------
    NET CASH USED BY INVESTING ACTIVITIES                            (4,608)      (38,050)            -       (93,884)
                                                                    -------       -------      ---------     --------

CASH FLOWS FROM FINANCING ACTIVITIES
  Repayment of Debt - Key Bank                                           -             -              -       (11,701)
  Increase in Loans Payable                                         392,352       393,184      1,103,875       65,838
                                                                    -------       -------      ---------     --------
    NET CASH  PROVIDED BY FINANCING ACTIVITIES                      392,352       393,184      1,103,875       54,137
                                                                    -------       -------      ---------     --------

NET (DECREASE) INCREASE IN CASH                                      (8,700)     (150,315)      (183,359)     118,386

CASH AT BEGINNING OF PERIOD                                         (23,795)      159,564        159,564       41,178
                                                                    -------       -------      ---------     --------
CASH AT END OF PERIOD                                             $ (32,495)    $   9,249    $   (23,795)   $ 159,564
                                                                   ========       =======      =========     ========

                Advanced Institutional Management Software, Inc.
                          Notes to Financial Statements


Note 1 - Summary of Significant Accounting Policies
---------------------------------------------------

Business Description:
        The company is engaged in the business of software development and training.

Property and Equipment:
        Property and equipment are stated at cost. Depreciation is computed on the straight-line method of the estimated useful lives of the assets. Capitalized software costs are amortized over sixty months.

Note 2 - Cash
-------------

        Cash consists of the following:

                        HSBC Operating Account                         ($24,233)
                        HSBC Payroll Account                             (3,045)
                        HSBC Money Market                                   685
                        HSBC Special                                      1,366
                        Citibank                                            932
                        Petty Cash                                          500
                                                                        -------
                             TOTAL                                     ($23,795)
                                                                         ======

Note 3 - Property & Equipment
-----------------------------

        Property & Equipment consists of the following:

                        Machinery & Equipment                        $1,141,611
                        Furniture & Fixtures                            223,636
                        Leasehold Improvements                           76,532
                        Capitalized Software                          1,534,070
                                                                      ---------
                          TOTAL                                      $2,975,849
                                                                      ---------

Note 4 - Debt
-------------
        The company has a loan on the books due Key Bank in the amount of $1,206,239 which is in default.

Note 5 - Loans Payable, Related Parties
---------------------------------------
        The loans payable to family members have no specific due date. Interest has been accrued at 8% per year, but has not been paid. The balances as of September 30, 2000 and September 30, 1999 respectively are $1,573,068 and $468,898.

Note 6 - Retirement Plans
-------------------------
        The company maintains a 401K retirement plan. The plan is funded solely by employee contributions.

Note 7 - Subsequent Events
--------------------------
        On April 27, 2001 an asset purchase agreement was signed transferring Advanced Institutional Management Software, Inc's intellectual property rights to Creative Socio-Medics Corp. The parties to this agreement were Netsmart Technologies, Inc, Creative Socio-Medics, Advanced Institutional Management Software Inc. and Morris Moliver. In addition, Netsmart Technologies, Inc. agreed to pay Key Bank $300,000 in exchange for releasing its security interest in all assets of Advanced Institutional Management Software, Inc. and allowing the sale of assets to proceed.